UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 24, 2025

PFIZER INC.
(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other	(Commission File	(I.R.S. Employer
jurisdiction of	Number)	Identification No.)
incorporation)

66 Hudson Boulevard East		10001-2192
New York,	New York	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(212) 733-2323

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.05 par value	PFE	New York Stock Exchange
1.000% Notes due 2027	PFE27	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
(a) The Pfizer Inc. (the "Company") Annual Meeting of Shareholders was held on April 24, 2025.
(b) Shareholders voted on the matters set forth below.

1. The nominees for election to the Company’s Board of Directors set forth in Item 1 to the Company’s Proxy Statement filed with the U.S. Securities and Exchange Commission on March 13, 2025 were elected to hold office until the Company’s next Annual Meeting of Shareholders, based upon the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker non-vote
Ronald E. Blaylock	3,429,698,773	137,851,886	13,621,435	954,654,621
Albert Bourla	3,246,800,234	307,245,700	27,123,033	954,654,621
Mortimer J. Buckley	3,465,158,857	102,427,543	13,584,534	954,654,621
Susan Desmond-Hellmann	3,448,290,762	117,666,670	15,212,701	954,654,621
Joseph J. Echevarria	3,173,957,929	393,321,228	13,891,403	954,654,621
Scott Gottlieb	3,500,030,435	69,733,819	11,402,546	954,654,621
Susan Hockfield	3,503,463,764	65,146,655	12,561,991	954,654,621
Dan R. Littman	3,411,026,726	156,668,049	13,478,088	954,654,621
Shantanu Narayen	3,485,062,345	82,853,611	13,251,147	954,654,621
Suzanne Nora Johnson	3,340,830,762	228,079,263	12,262,263	954,654,621
James Quincey	3,429,352,443	138,236,121	13,570,566	954,654,621
James C. Smith	3,341,701,230	226,092,580	13,378,736	954,654,621
Cyrus Taraporevala	3,462,368,536	105,107,798	13,690,897	954,654,621

2. The proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year was approved based upon the following votes:

Votes for approval	4,216,654,548
Votes against	300,423,270
Abstentions	18,745,406
Broker non-votes	n/a

3. The proposal to approve, on an advisory basis, the 2025 compensation of the Company's Named Executive Officers was approved based upon the following votes:

Votes for approval	1,947,064,397
Votes against	1,612,203,678
Abstentions	21,901,539
Broker non-votes	954,654,621

4. The shareholder proposal to Adopt Shareholder Vote Regarding Golden Parachutes was not approved based upon the following votes:

Votes for approval	338,488,044
Votes against	3,208,877,595
Abstentions	33,777,457
Broker non-votes	954,654,621

5. The shareholder proposal to Issue A Report Evaluating The Risks Related To Religious Discrimination Against Employees was not approved based upon the following votes:

Votes for approval	71,070,282
Votes against	3,448,108,236
Abstentions	61,979,369
Broker non-votes	954,654,621

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFIZER INC.

Dated: April 28, 2025	By:	/s/ Margaret M. Madden
Margaret M. Madden
Senior Vice President and Corporate Secretary
Chief Governance Counsel